Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request. Omissions are designated as ***.

Exhibit 10.53(b)

Mylan Institutional Inc. (the "Purchaser") c/o Mylan Inc. 1500 Corporate Drive Canonsburg PA 15317 United States of America	Mylan Laboratories Limited (the "India Purchaser") Plot No. 564-A-22, Road No. 92, Jubilee Hills Hyderabad - 500 034 Andhra Pradesh, India
Strides Pharma Asia Pte Ltd (formerly known as Agila Specialties Asia Pte Ltd) ("Strides Singapore") 8 Cross Street #10-00 PWC Building Singapore 048424	Strides Arcolab Limited ("SAL") 201, Devavrata Sector 17 Navi Mumbai 400703 India
Arun Kumar Strides House Bilekahalli Bannerghatta Road Bangalore 560076 India	Pronomz Ventures LLP Star 2 Opp. IIMB Bilekahalli Bannerghatta Road Bangalore 560076 India
together, the "Parties".

Dated: December 4, 2013
Completion Deed with an effective date of 27 February 2013 by and among the Purchaser, Strides Singapore, SAL, Arun Kumar and Pronomz Ventures LLP (each of Arun Kumar and Pronomz Ventures LLP being a "Promoter" and together the "Promoters") relating to the Agila Global SPA and the Agila India SPA (the "Completion Deed")

Unless the context requires otherwise, capitalised terms not defined in this deed (this "Completion Deed Amendment") shall have the meanings given to them in the Completion Deed (as applicable). The Parties agree that this Completion Deed Amendment, which is made as a deed, shall constitute a Transaction Document for the purposes of the Agreements (including for purposes of Clause 16.10, Clause 16.11 and Schedule 8 of the Agila Global SPA and the Agila India SPA, as the case may be).
1. AMENDMENT TO COMPLETION DEED

1.1	The parties hereby agree that the following clause shall, with effect from the date of this Completion Deed Amendment, be added to Clause 7 of the Completion Deed:

"7.8	Each of the Parties hereto acknowledge and agree to the limitation on liability set out in clauses 1.3 and 1.4 of Appendix 34 of the Global SPA."

1.2	The parties hereby agree that the following clauses shall, with effect from the date of this Completion Deed Amendment, be added to Clause 10 of the Completion Deed:

"10.5    The Parties agree that the Regulatory Deposit (as defined in the India SPA) shall be held and released in accordance with the terms of the Regulatory Escrow Side Letter. The Parties agree that the Regulatory Fund and the Regulatory Deposit are intended to cover the ***."
"10.6    ***
For purposes of this Clause 10.6, the following definitions shall apply:
***
***
***
***
***
***
2. NOTICES
The provisions in Clause 17 (Notices) of each of the Agreements shall apply to this Completion Deed Amendment mutatis mutandis.
3. MISCELLANEOUS

3.1
Any delay by any Party in exercising, or any failure to exercise, any right or remedy under this Completion Deed Amendment shall not constitute a waiver of the right or remedy or a waiver of any other rights or remedies and no single or partial exercise of any rights or remedy under this Completion Deed Amendment or otherwise shall prevent any further exercise of the right or remedy or the exercise of any other right or remedy. No waiver of this Completion Deed Amendment or of any provision hereof will be effective unless it is in writing and signed by the Party against whom such waiver is sought to be enforced. Any waiver or any right or default hereunder shall be effective only in the instance given and will not operate as or imply a waiver of any other or similar right or default on any subsequent occasion.

3.2	The rights, powers and remedies provided in this Completion Deed Amendment are cumulative and not exclusive of any power, rights and remedies provided by Applicable Law or otherwise.

3.3	This Completion Deed Amendment shall be binding on and be for the benefit of the successors, personal representatives and permitted assigns of the Parties.

3.4
No variation of this Completion Deed Amendment shall be effective unless it is in writing (which, for this purpose, does not include email) and signed by or on behalf of the Parties. For this purpose, the term "variation" shall, in each case, include any variation, supplement, amendment, deletion or replacement however effected.

3.5
Save as otherwise expressly provided herein, no term of this Completion Deed Amendment shall be enforceable under the Contracts (Rights of Third Parties) Act 1999 by a person who is not a party to this Completion Deed Amendment.

3.6	The provisions of Clauses 16.2, 16.3 and 16.4 (Confidentiality) of the Agila Global SPA shall apply to this Completion Deed Amendment mutatis mutandis.

*** Denotes confidential information that has been omitted from this exhibit and filed separately with the Securities and Exchange Commission.

3.7
Each Party confirms on behalf of itself and its Affiliates that this Completion Deed Amendment and the Transaction Documents represent the entire understanding, and constitute the whole agreement, in relation to their subject matter and supersede any previous agreement between the parties with respect thereto.

3.8	The Parties shall pay their own costs in connection with the preparation and negotiation of this Completion Deed Amendment.

3.9
This Completion Deed Amendment was negotiated in English and, to be valid, all certificates, notices, communications and other documents made in connection with it shall be in English. If all or any part of this Completion Deed Amendment or any such certificate, notice, communication or other document is for any reason translated into any language other than English the English text shall prevail.

3.10	Each Party understands English and is content for all communications relating to this Completion Deed Amendment to be served on it in English.

3.11
If at any time any provision of this Completion Deed Amendment shall be held to be illegal, void, invalid or unenforceable in whole or in part under any enactment or rule of law in any jurisdiction, then:

3.11.1	such provision shall:

(A)	to the extent that it is illegal, void, invalid or unenforceable be given no effect and shall be deemed not to be included in this Completion Deed Amendment; and

(B)
not affect or impair the legality, validity or enforceability in that jurisdiction of any other provision of this Completion Deed Amendment; or the legality, validity or enforceability under the law of any other jurisdiction of such provision or any other provision of this Completion Deed Amendment; and

3.11.2
the Parties shall use all reasonable endeavours to replace such a provision with a valid and enforceable substitute provision which carries out, as closely as possible, the intentions of the Parties under this Completion Deed Amendment.

3.12
Any date or period may be extended by mutual agreement between the Parties, but time shall be of the essence as regards any date or period originally fixed or any date or period extended pursuant to this paragraph.

3.13
This Completion Deed Amendment may be executed in any number of counterparts and by the parties to it on separate counterparts, each of which when executed and delivered constitutes an original of this Completion Deed Amendment, but all the counterparts shall together constitute one and the same instrument.

3.14
Without prejudice to the Seller Guarantee or clause 4 of this Completion Deed Amendment, the Parties agree that the obligations and liability of SAL, Strides Singapore and each of the Promoters under the Transaction Documents to which they are party shall be several and not joint and several.

4. GOVERNING LAW AND JURISDICTION

*** Denotes confidential information that has been omitted from this exhibit and filed separately with the Securities and Exchange Commission.

4.1
This Completion Deed Amendment and any dispute or claim arising out of or in connection with it or its subject matter, existence, negotiation, validity, termination or enforceability (including any non-contractual disputes or claims) shall be governed by and construed in accordance with Clause 18 of the Agila Global SPA as if that Clause was set out in full in this Completion Deed Amendment mutatis mutandis.

4.2
Any disputes arising out of or in connection with this Completion Deed Amendment shall be resolved in accordance with Clause 19 of the Agila Global SPA as if that Clause was set out in full in this Completion Deed Amendment mutatis mutandis. For the avoidance of doubt, this Completion Deed Amendment shall be a "Related Agreement" for the purposes of Clause 19 of the Agila Global SPA and the Agila India SPA and for the purposes of this Completion Deed Amendment, each of the Agila Global SPA and the Agila India SPA shall be a “Related Agreement”.

*** Denotes confidential information that has been omitted from this exhibit and filed separately with the Securities and Exchange Commission.

IN WITNESS whereof this DEED has been executed by the Parties and delivered as a deed on [•] 2013.

EXECUTED as a DEED and DELIVERED on behalf of
AGILA SPECIALTIES ASIA PTE LTD,
a company incorporated in the Republic of Singapore, by Mr. Tan Kia Yew,
being a person who, in accordance with the laws of that territory, is acting under the authority of the company
/s/ Nasser Kabir Director
in the presence of: Signature of Witness /s/ Marc Perkins Name of Witness (in BLOCK CAPITALS) MARC PERKINS Address of Witness 6 Burmester Road London SW17 OJN UNITED KINGDOM
EXECUTED as a DEED and DELIVERED on behalf of
STRIDES ARCOLAB LIMITED,
a company incorporated in the Republic of
India, by NASSER KABIR,
being a person who, in accordance with the laws of that territory, is acting under the authority of the company
/s/ Nasser Kabir Authorised Signatory
in the presence of: Signature of Witness /s/ Marc Perkins Name of Witness (in BLOCK CAPITALS) MARC PERKINS Address of Witness 6 Burmester Road London SW17 OJN UNITED KINGDOM

*** Denotes confidential information that has been omitted from this exhibit and filed separately with the Securities and Exchange Commission.

EXECUTED as a DEED and DELIVERED on behalf of
MYLAN INSTITUTIONAL INC.,
a company incorporated in the State of
Illinois, United States of America, by BRIAN BYALA,
being a person who, in accordance with the laws of that territory, is acting under the authority of the company
/s/ Brian Byala Authorised Signatory
in the presence of: Signature of Witness /s/ C. Don Clay Jr. Name of Witness (in BLOCK CAPITALS) C. DON CLAY JR. Address of Witness 4 Times Square New York, NY 10036

EXECUTED as a DEED and DELIVERED on behalf of
MYLAN LABORATORIES LIMITED,
a company incorporated in India, by ____________________,
being a person who, in accordance with the laws of that territory, is acting under the authority of the company
/s/ B. Hari Babu Authorised Signatory
in the presence of: Signature of Witness /s/ B. Nagaraj Goud Name of Witness (in BLOCK CAPITALS) B. NAGARAJ GOUD Address of Witness Company Secretary Mylan Laboratories Limited Hyderabad, INDIA

*** Denotes confidential information that has been omitted from this exhibit and filed separately with the Securities and Exchange Commission.

PROMOTERS

EXECUTED as a DEED and DELIVERED by
)
ARUN KUMAR	)
	)	/s/ Arun Kumar
	)	Promoter
in the presence of:
Signature of Witness		/s/ Vinod Kumar

Name of Witness (in BLOCK CAPITALS)		VINOD KUMAR

Address of Witness		Strides House, opp. IIM-B
Bilekahalli, Bannerghatta Road
Bangalore 560076

EXECUTED as a DEED and DELIVERED
on behalf of	)
)
PRONOMZ VENTURES LLP	)	/s/ Arun Kumar
Partner
a limited liability partnership incorporated
in India, by ARUN KUMAR,
being a person who, in accordance with
the laws of that territory, is acting under
the authority of the limited liability
partnership

in the presence of:		/s/ Vinod Kumar

Name of Witness (in BLOCK CAPITALS)		VINOD KUMAR

Address of Witness		Strides House, opp. IIM-B
Bilekahalli, Bannerghatta Road
Bangalore 560076

*** Denotes confidential information that has been omitted from this exhibit and filed separately with the Securities and Exchange Commission.